Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended March 27, 2022
FREMONT, Calif., April 20, 2022 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended March 27, 2022 (the “March 2022 quarter”).
Highlights for the March 2022 quarter were as follows:
•Revenue of $4.06 billion.
•U.S. GAAP gross margin of 44.7%, U.S. GAAP operating income as a percentage of revenue of 29.4%, and U.S. GAAP diluted EPS of $7.30.
•Non-GAAP gross margin of 44.7%, non-GAAP operating income as a percentage of revenue of 29.4%, and non-GAAP diluted EPS of $7.40.
Key Financial Data for the Quarters Ended
March 27, 2022 and December 26, 2021
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	March 2022	December 2021	Change Q/Q
Revenue	$4,060,416	$4,226,604	- 4%
Gross margin as percentage of revenue	44.7%	46.8%	- 210 bps
Operating income as percentage of revenue	29.4%	31.7%	- 230 bps
Diluted EPS	$7.30	$8.44	- 14%

Non-GAAP
	March 2022	December 2021	Change Q/Q
Revenue	$4,060,416	$4,226,604	- 4%
Gross margin as percentage of revenue	44.7%	46.8%	- 210 bps
Operating income as percentage of revenue	29.4%	32.0%	- 260 bps
Diluted EPS	$7.40	$8.53	- 13%

U.S. GAAP Financial Results
For the March 2022 quarter, revenue was $4,060 million, gross margin was $1,817 million, or 44.7% of revenue, operating expenses were $625 million, operating income was 29.4% of revenue, and net income was $1,022 million, or $7.30 per diluted share on a U.S. GAAP basis. This compares to revenue of $4,227 million, gross margin of $1,978 million, or 46.8% of revenue, operating expenses of $640 million, operating income of 31.7% of revenue, and net income of $1,195 million, or $8.44 per diluted share, for the quarter ended December 26, 2021 (the “December 2021 quarter”).
Non-GAAP Financial Results
For the March 2022 quarter, non-GAAP gross margin was $1,815 million, or 44.7% of revenue, non-GAAP operating expenses were $621 million, non-GAAP operating income was 29.4% of revenue, and non-GAAP net income was $1,036 million, or $7.40 per diluted share. This compares to non-GAAP gross margin of $1,979 million, or 46.8% of revenue, non-GAAP operating expenses of $627 million, non-GAAP operating income of 32.0% of revenue, and non-GAAP net income of $1,207 million, or $8.53 per diluted share, for the December 2021 quarter.

“In an extraordinarily difficult supply environment, Lam reported March quarter results within guided ranges,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “We are focused on resolving our supply issues as quickly as possible to support strong customer demand. We remain confident in the secular drivers of wafer fabrication equipment investment as well as Lam's leadership position and expect to return to solid growth as industry constraints ease.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $4.6 billion at the end of the March 2022 quarter compared to $5.6 billion at the end of the December 2021 quarter. This decrease was primarily the result of $1.3 billion of share repurchases, including net share settlement of employee stock-based compensation; $211 million of dividends paid to stockholders; and $145 million of capital expenditures, partially offset by $758 million of cash generated from operating activities.
Deferred revenue at the end of the March 2022 quarter increased to $2,069 million compared to $1,458 million as of the end of the December 2021 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptances. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $263 million as of March 27, 2022 and $328 million as of December 26, 2021.
Revenue
The geographic distribution of revenue during the March 2022 quarter is shown in the following table:

Region	Revenue
China	31%
Korea	24%
Taiwan	16%
Japan	9%
Southeast Asia	9%
United States	8%
Europe	3%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	March 27, 2022	December 26, 2021	March 28, 2021
	(In thousands)
System revenue	$2,650,842	$2,740,173	$2,545,306
Customer support-related revenue and other	1,409,574	1,486,431	1,302,348
	$4,060,416	$4,226,604	$3,847,654
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook

For the quarter ended June 26, 2022, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$4.20 Billion	+/-	$300 Million	—		$4.20 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	44.5%	+/-	1%	$1	Million	44.5%	+/-	1%
Operating income as a percentage of revenue	29.2%	+/-	1%	$11	Million	29.5%	+/-	1%
Net income per diluted share	$7.18	+/-	$0.75	$10	Million	$7.25	+/-	$0.75
Diluted share count	139 Million			—		139 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or recognized after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $1 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $11 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $11 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $10 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2022 and December 2021 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the net income tax benefit of non-GAAP items.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; customer and industry investment and demand for wafer fabrication equipment and for our products; supply chain conditions and other industry constraints, our efforts to address them and the timing for doing so, and the impacts on our results; and our position in the industry and prospects for growth. Some factors that may affect these forward-looking statements include: supply chain disruptions have limited and are expected to continue to limit our ability to meet demand for our products; supply chain cost increases and other inflationary pressures have impacted and are expected to continue to impact our profitability; trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 27, 2021 and our quarterly report on Form 10-Q for the fiscal quarter ended December 26, 2021. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 27, 2022	December 26, 2021	March 28, 2021	March 27, 2022	March 28, 2021
Revenue	$4,060,416	$4,226,604	$3,847,654	$12,591,485	$10,480,971
Cost of goods sold	2,243,791	2,248,688	2,067,523	6,820,190	5,590,866
Gross margin	1,816,625	1,977,916	1,780,131	5,771,295	4,890,105
Gross margin as a percent of revenue	44.7%	46.8%	46.3%	45.8%	46.7%
Research and development	407,120	403,644	381,120	1,193,091	1,111,659
Selling, general and administrative	217,408	236,133	203,703	675,735	612,350
Total operating expenses	624,528	639,777	584,823	1,868,826	1,724,009
Operating income	1,192,097	1,338,139	1,195,308	3,902,469	3,166,096
Operating income as a percent of revenue	29.4%	31.7%	31.1%	31.0%	30.2%
Other income (expense), net	(57,402)	17,999	(35,320)	(68,260)	(104,053)
Income before income taxes	1,134,695	1,356,138	1,159,988	3,834,209	3,062,043
Income tax expense	(112,917)	(161,308)	(88,867)	(437,857)	(298,242)
Net income	$1,021,778	$1,194,830	$1,071,121	$3,396,352	$2,763,801
Net income per share:
Basic	$7.34	$8.50	$7.51	$24.17	$19.20
Diluted	$7.30	$8.44	$7.41	$24.02	$18.94
Number of shares used in per share calculations:
Basic	139,229	140,630	142,676	140,534	143,925
Diluted	140,057	141,530	144,609	141,400	145,923
Cash dividend declared per common share	$1.50	$1.50	$1.30	$4.50	$3.90

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 27, 2022	December 26, 2021	June 27, 2021
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$4,194,719	$5,086,544	$4,418,263
Investments	160,072	242,590	1,310,872
Accounts receivable, net	3,702,320	3,402,840	3,026,430
Inventories	3,479,332	3,074,177	2,689,294
Prepaid expenses and other current assets	351,658	296,711	207,528
Total current assets	11,888,101	12,102,862	11,652,387
Property and equipment, net	1,561,875	1,503,385	1,303,479
Restricted cash and investments	251,036	250,863	252,487
Goodwill and intangible assets	1,627,035	1,601,755	1,622,499
Other assets	1,260,984	1,226,563	1,061,300
Total assets	$16,589,031	$16,685,428	$15,892,152
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$7,689	$6,201	$11,349
Other current liabilities	4,187,052	3,856,950	3,516,518
Total current liabilities	4,194,741	3,863,151	3,527,867
Long-term debt and finance lease obligations	5,000,657	4,988,121	4,990,333
Income taxes payable	916,668	891,545	948,037
Other long-term liabilities	450,475	466,830	398,727
Total liabilities	10,562,541	10,209,647	9,864,964
Stockholders’ equity (2)	6,026,490	6,475,781	6,027,188
Total liabilities and stockholders’ equity	$16,589,031	$16,685,428	$15,892,152

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 138,707 as of March 27, 2022, 140,275 as of December 26, 2021, and 142,501 as of June 27, 2021.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Nine Months Ended
	March 27, 2022	December 26, 2021	March 28, 2021	March 27, 2022	March 28, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,021,778	$1,194,830	$1,071,121	$3,396,352	$2,763,801
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	84,228	81,705	79,453	245,807	228,754
Deferred income taxes	(56,878)	(13,550)	(1,136)	(83,451)	(5,448)
Equity-based compensation expense	68,543	62,834	55,746	189,476	163,843
Other, net	(3,121)	(66,514)	(635)	(78,325)	10,394
Changes in operating assets and liabilities	(356,840)	181,201	(39,469)	(1,014,119)	(1,009,116)
Net cash provided by operating activities	757,710	1,440,506	1,165,080	2,655,740	2,152,228
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(145,368)	(138,493)	(89,596)	(420,288)	(244,474)
Net sale (purchase) of available-for-sale securities	79,184	325,171	233,529	1,142,398	(335,443)
Other, net	(28,380)	(595)	(27,997)	(33,898)	(35,873)
Net cash (used for) provided by investing activities	(94,564)	186,083	115,936	688,212	(615,790)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(1,821)	(1,698)	(16,245)	(9,857)	(40,014)
Treasury stock purchases	(1,338,006)	(414,815)	(1,094,571)	(2,989,574)	(2,266,449)
Dividends paid	(210,587)	(211,216)	(186,551)	(607,234)	(541,607)
Reissuance of treasury stock related to employee stock purchase plan	—	46,380	—	46,380	41,434
Proceeds from issuance of common stock	492	3,451	9,626	4,685	23,272
Other, net	214	(205)	(665)	197	(1,844)
Net cash used for financing activities	(1,549,708)	(578,103)	(1,288,406)	(3,555,403)	(2,785,208)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(5,090)	(4,678)	(5,756)	(13,544)	6,513
Net (decrease) increase in cash, cash equivalents, and restricted cash	(891,652)	1,043,808	(13,146)	(224,995)	(1,242,257)
Cash, cash equivalents, and restricted cash at beginning of period	5,337,407	4,293,599	3,939,972	4,670,750	5,169,083
Cash, cash equivalents, and restricted cash at end of period	$4,445,755	$5,337,407	$3,926,826	$4,445,755	$3,926,826

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	March 27, 2022	December 26, 2021
Revenue	$4,060,416	$4,226,604
Gross margin	$1,814,910	$1,979,000
Gross margin as percentage of revenue	44.7%	46.8%
Operating expenses	$620,636	$627,445
Operating income	$1,194,274	$1,351,555
Operating income as a percentage of revenue	29.4%	32.0%
Net income	$1,036,359	$1,207,340
Net income per diluted share	$7.40	$8.53
Shares used in per share calculation - diluted	140,057	141,530
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 27, 2022	December 26, 2021
U.S. GAAP net income	$1,021,778	$1,194,830
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,153	1,092
Elective deferred compensation ("EDC") related liability valuation decrease - cost of goods sold	(2,868)	(8)
EDC related liability valuation decrease - research and development	(5,161)	(15)
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,494	12,357
EDC related liability valuation decrease - selling, general and administrative	(3,441)	(10)
Amortization of note discounts - other income (expense), net	695	689
Loss on EDC related asset - other income (expense), net	13,118	56
Net income tax benefit on non-GAAP items	(1,409)	(1,651)
Non-GAAP net income	$1,036,359	$1,207,340
Non-GAAP net income per diluted share	$7.40	$8.53
U.S. GAAP net income per diluted share	$7.30	$8.44
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	140,057	141,530

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	March 27, 2022	December 26, 2021
U.S. GAAP gross margin	$1,816,625	$1,977,916
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,153	1,092
EDC related liability valuation decrease	(2,868)	(8)
Non-GAAP gross margin	$1,814,910	$1,979,000
U.S. GAAP gross margin as a percentage of revenue	44.7%	46.8%
Non-GAAP gross margin as a percentage of revenue	44.7%	46.8%
U.S. GAAP operating expenses	$624,528	$639,777
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,494)	(12,357)
EDC related liability valuation decrease	8,602	25
Non-GAAP operating expenses	$620,636	$627,445
U.S. GAAP operating income	$1,192,097	$1,338,139
Non-GAAP operating income	$1,194,274	$1,351,555
U.S. GAAP operating income as percent of revenue	29.4%	31.7%
Non-GAAP operating income as a percent of revenue	29.4%	32.0%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com